Supplement to the
Spartan® U.S. Bond Index Fund
Investor Class and Fidelity Advantage® Class
October 29, 2011
Summary Prospectus

Effective February 1, 2012, the following information replaces the similar information under the heading "Fee Table" on page 2.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.05%	0.05%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.17%	0.12%
Total annual operating expenses	0.22%A	0.17%
Fee waiver and/or expense reimbursementB		0.06%
Total annual operating expenses after fee waiver and/or expense reimbursement		0.11%

A Based on historical expenses, adjusted to reflect current fees.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Fidelity Advantage Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.11%. This arrangement will remain in effect through October 31, 2013.

UBI-sum-12-01 January 4, 2012
1.936463.100

Effective February 1, 2012, the following information replaces the similar information under the heading "Fee Table" on page 3.

Investor Class

Fidelity Advantage Class

1 year	$ 23	$ 11
3 years	$ 71	$ 44
5 years	$ 124	$ 85
10 years	$ 280	$ 206